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                                                                    EXHIBIT 23.2



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 25, 2001, included in this Annual Report on Form 10-K/A for the year ended December 31, 2000, into Weatherford International, Inc.'s previously filed Registration Statement File Nos. 33-31662, 33-56384, 33-56386, 33-65790, 33-64349, 333-13531, 333-36598,
333-41344, 333-44272, 333-44345, 333-48320, 333-48322, 333-53633, and 333-87057.






ARTHUR ANDERSEN LLP



Houston, Texas
May 7, 2001